SUBSCRIPTION AGREEMENT

This Subscription Agreement dated as of June , 2016 (the “Agreement”), is entered into between Zhenli Xu (the “Subscriber”), and Event Cardio Group Inc., a Nevada corporation (the “Company”)

Preliminary Statement

Subscriber desires to purchase, and the Company is willing to sell to the Subscriber, upon the terms and conditions stated in this Agreement, 2,500,000 shares (the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), together with warrants (the “Warrants”) to purchase an additional 833,333 shares of common stock (“the “Warrant Shares”), for a total purchase price of $(US) 375,000 (the “Purchase Price”). The Warrants, in the form annexed hereto as Exhibit A, may be exercised for a period commencing on the date of issuance and ending on December 31, 2019, at an initial exercise price of $US 0.25 per share. The Shares, Warrants and shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) are referred to collectively herein as the “Securities.”

The Company and the Subscriber are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Regulation S, as promulgated by the United States Securities and Exchange Commission under United States Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereby agree as follows:

ARTICLE I

PURCHASE OF SECURITIES

Section 1.1 Purchase of the Securities. Subject to the terms and conditions of this Agreement, the Subscriber agrees to purchase from the Company, and the Company agrees to issue and sell to the Subscriber, the Shares and Warrants for the Purchase Price.

Section 1.2 Payment. Payment of the Purchase Price shall be made on or before June 17, 2016 by wire transfer of immediately available funds to an account designated by the Company. Upon receipt of payment the Company will deliver to the Subscriber one or more certificates evidencing the Warrants and instruct its transfer agent to deliver to the Subscriber promptly thereafter one or more certificates evidencing the Shares. The Company shall have the right to terminate this Agreement if it has not received the Purchase Price by June 17, 2016, in which case this Agreement shall have no further force or effect, and the Company shall have no obligation to issue the Shares or Warrants.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Subscriber that:

Section 2.1 Organization, Good Standing and Authority. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power and authorization to own its properties and to carry on its business as now being conducted.

Section 2.2 Due Execution and Delivery; Valid and Binding Agreement. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

Section 2.3 Issuance of Securities. The issuance of the Securities in accordance with the terms of this Agreement has been duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued and free from all taxes, liens and charges with respect to the issue thereof and the Shares, and the Warrant Shares issuable upon exercise of the Warrants in accordance with the terms thereof, shall be fully paid and non-assessable with the Subscriber being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of the representations and warranties of the Subscriber in Section 3.3 hereof, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.

 Section 2.4 SEC Reports.   The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

Section 2.5 Capitalization. The Company’s authorized capital consists of 300,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, undesignated as to series. No shares of preferred stock have been issued or are outstanding.

Section 2.6 Use of Proceeds. The proceeds from the sale of the Securities will be used to commence manufacture of the Company’s NowCardio and for working capital.

ARTICLE III

SUBSCRIBER’S REPRESENTATIONS AND WARRANTIES

The Subscriber hereby represents and warrants to the Company:

Section 3.1 Authorization. The Subscriber has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Subscriber, will constitute a valid and legally binding obligation of the Subscriber, enforceable in accordance with the terms hereof.

Section 3.2 No Public Sale or Distribution. The Subscriber is acquiring the Securities in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act and the Subscriber does not have a present arrangement to effect any distribution of the Securities, to or through any person or entity. The Subscriber does not presently have any agreement or understanding, directly or indirectly, with any person to distribute any of the Securities.

Section 3.3 Regulation S Exemption. (a) The Subscriber understands that the Securities are being offered and sold in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Securities. In this regard, the Subscriber represents, warrants and agrees that:

(a) The Subscriber is not a U.S. Person (as defined in the Securities Act) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person.

(b) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Subscriber was outside of the United States.

(c) The Subscriber will not, during the period commencing on the date of issuance of the Securities and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Securities in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(d) The Subscriber will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Securities only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

(e) The Subscriber was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Securities, including without limitation, any put, call or other option transaction, option writing or equity swap.

(f) Neither the Subscriber nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Securities and the Subscriber and any person acting on his behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(g) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(h) Neither the Subscriber nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Securities. The Subscriber agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(i) Each certificate representing the Securities shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

(A) “THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

(B) “TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(q) The Subscriber consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company, if any, in order to implement the restrictions on transfer of the Securities set forth in this Section.

Section 3.4 Reliance on Exemptions. The Subscriber understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Subscriber's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Securities. Further, if this transaction is not being conducted in accordance with Regulation S and Subscriber is an accredited investor, in lieu of the legends set forth above, the certificates representing the Securities will have a restrictive “Securities Act” legend imprinted thereon

Section 3.5 Information. The Subscriber has been furnished with or has had access at the EDGAR Website of the Securities and Exchange Commission to the SEC Reports.  In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities. Subscriber has carefully read, and understands the information in the SEC Reports. Neither such inquiries nor any other due diligence investigations conducted by the Subscriber or its advisors, if any, or its representatives shall modify, amend or affect the Subscriber's right to rely on the Company's representations and warranties contained herein. The Subscriber understands that its investment in the Securities involves a high degree of risk and is able to afford a complete loss of such investment. The Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Governing Law; Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and Subscriber waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

Section 4.2 Entire Agreement; Amendments. This Agreement (including the exhibits and schedules annexed hereto) contains the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the parties.

Section 4.3 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) delivered by reputable air courier service with charges prepaid, or (iii) transmitted by electronic mail with a copy sent by overnight courier, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by electronic mail (assuming the courier copy is also served), at the address designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:

EVENT CARDIO GROUP INC.

7694 Colony Palm Drive

Boynton Beach, Florida 33436

Attn: John Bentivoglio

Chief Executive Officer

e-mail: johnb@eventcardiogroup.com.

If to the Subscriber: to the address specified on the signature page hereof.

Each party shall provide notice to the other party of any change in address.

Section 4.4 No Broker of Finder. Each party represents and warrants to the other that no person or entity is entitled to any broker’s finder’s or similar fee in connection with the transaction contemplated hereby.

Section 4.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Subscriber shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

Section 4.6 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 4.7 Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

Section 4.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

Section 4.9 Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

[Signature Page is on the Following Page]

Signature Page to Subscription Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

EVENT CARDIO GROUP, INC.

By: /s/ John Bentivoglio

John Bentivoglio

President and CEO

/s/Zhenli Xu

Zhenli Xu

Address: 3-120 Dianye Avenue

Economic Development Zone

Weifang, Shangdong

China 261000